Exhibit 99.1

Quantum Announces Preliminary Fiscal Fourth Quarter 2025 Financial Results

SAN JOSE, Calif. — May 6, 2025 — Quantum Corporation (Nasdaq: QMCO) ("Quantum" or the "Company"), a leader in solutions for AI and unstructured data, today announced select preliminary financial results for its fiscal fourth quarter of 2025 ended March 31, 2025.

Based on preliminary unaudited financials, the Company expects its reported results for fiscal fourth quarter of 2025 to reflect the following:
•Revenue of $65 - $67 million, in line with guidance of $66 million, plus or minus $2.0 million
•Gross Margin of approximately 44%, plus or minus 1%
•GAAP net loss of approximately $3.5 million, plus or minus $1.0 million
Quantum will release its full results for the fiscal fourth quarter and full fiscal year ended March 31, 2025 in mid-June 2025.

About Quantum
Quantum delivers end-to-end data management solutions designed for the AI era. With over four decades of experience, our data platform has allowed customers to extract the maximum value from their unique, unstructured data. From high-performance ingest that powers AI applications and demanding data-intensive workloads, to massive, durable data lakes to fuel AI models, Quantum delivers the most comprehensive and cost-efficient solutions. Leading organizations in life sciences, government, media and entertainment, research, and industrial technology trust Quantum with their most valuable asset – their data. Quantum is listed on Nasdaq (QMCO). For more information visit www.quantum.com.

Quantum and the Quantum logo are registered trademarks of Quantum Corporation and its affiliates in the United States and/or other countries. All other trademarks are the property of their respective owners.

Forward-Looking Information
The results reported in this press release are preliminary and unaudited, and are subject to change. The Company has not yet completed its annual financial close process for the fiscal 2025 fourth quarter and full fiscal year, and its independent auditors have not completed their audit of the Company’s financial statements for the full fiscal year ended March 31, 2025. The financial results in this earnings report does not present all necessary information for an understanding of the Company’s results of operations for the fiscal 2025 fourth quarter and full fiscal year. As the Company completes its financial close process and finalizes its financial statements, and as its independent auditors complete their review of the Company’s financial statements for the fiscal year ended March 31, 2025, it is possible the Company may identify items that require adjustments to the preliminary financial information set forth in this press release, and those changes could be material. The Company does not intend to update such financial information prior to the filing of its Annual Report on Form 10-K with the Securities and Exchange Commission (the “SEC”) for the fiscal year ended March 31, 2025, except as otherwise required by law.

The information provided in this press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting our business. Such forward-looking statements include, in particular, statements related to our financial results for the fourth quarter ended March 31, 2025.
These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters and other statements regarding matters that are not historical are forward-looking statements. Investors are cautioned that these forward-looking statements relate to future events or our future performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements.
These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: risks related to the completion of the Company’s annual financial close process and the independent auditors’ audit of the Company’s financial statements for the full fiscal year; any changes to the assumptions underlying the Company’s closing process and auditors’ audit; risks that the Company may identify additional items that require adjustments to the preliminary financial information; risks related to the need to address the many challenges facing our business; the impact macroeconomic and inflationary conditions on our business, including potential disruptions to our supply chain, employees, operations, sales and overall market conditions; the competitive pressures we face; risks associated with executing our strategy; the distribution of our products and the delivery of our services effectively; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; estimates and assumptions related to the cost (including any possible disruption of our business) and the anticipated benefits of the transformation and restructuring plans, including equity and debt financing options; the outcome of any claims and disputes; the ability to meet stock exchange continued listing standards; risks related to our ability to implement and maintain effective internal control over financial reporting in the future; and other risks that are described herein, including but not limited to the items discussed in “Risk Factors” in our filings with the SEC, including our Annual Report on Form 10-K filed with the SEC on June 28, 2024, and any subsequent reports filed with the SEC. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.
Investor Relations Contacts:
Shelton Group
Leanne K. Sievers | Brett L. Perry
E: sheltonir@sheltongroup.com
P: 214-272-0070

Media Contact:
Matter Communications
Sara Beth Fahey
E: quantum@matternow.com
P: 401-351-9507